March 15, 2011

Dreyfus Emerging Asia Fund

Dreyfus Greater China Fund

Supplement to Current Prospectus

The following information supplements and supersedes any contrary information contained in the fund’s prospectus.

Effective March 11, 2011, Hugh Simon is the sole primary portfolio manager for the fund.